                                                                       EXHIBIT 7


                                 POWER OF ATTORNEY

     The undersigned, acting in the capacity or capacities stated opposite their respective names below, hereby constitute and appoint ROSS D. FRIEND and ELIZABETH E. ARTHUR, and each of them, singularly, attorneys-in-fact of the undersigned with full power to each of them to sign for and in the name of the undersigned in the capacities indicated below (a) Post-Effective Amendment
No. 9 to the Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), on Form S-6 (Reg. No. 33-41838) of The American Franklin Life Insurance Company and Separate Account VUL-2 of The American Franklin Life Insurance Company in connection with the registration of units of interest in Separate Account VUL-2 issued under EquiBuilder II-TM- flexible premium variable life insurance policies, and (b) any and all amendments (including any further Post-Effective Amendments) thereto, and to give any certification which may be required in connection therewith pursuant to Rule 485 under the 1933 Act.



         Signature                       Title                      Date
         ---------                       -----                      ----
 /s/ Earl W. Baucom
 ------------------------
      Earl W. Baucom        Senior  Vice  President,  Chief    January 13, 1998
                            Financial   Officer,  Treasurer
                            (principal   financial  officer
                            and     principal    accounting
                            officer) and Director


 /s/ Robert M. Beuerlein
 ------------------------
    Robert M. Beuerlein     Director                           January 14, 1998



 /s/ Brady W. Creel
 ------------------------
      Brady W. Creel        Director                           January 14, 1998


 ------------------------
    James S. D'Agostino     Director                             ________, 1998



 ------------------------
     Robert M. Devlin       Director                             ________, 1998


 /s/ Ross D. Friend
 ------------------------
      Ross D. Friend        Senior  Vice President, General    January 19, 1998
                            Counsel and Assistant Secretary


 ------------------------
   Rodney O. Martin, Jr.    Director                             ________, 1998


                                          1


         Signature                       Title                      Date
         ---------                       -----                      ----

 ------------------------
       Jon P. Newton        Director                             ________, 1998


 /s/ Gary D. Reddick
 ------------------------
      Gary D. Reddick       Director                           January 23, 1998





  /s/ William A. Simpson
 ------------------------
    William A. Simpson      Chairman of the Board and          January 19, 1998
                            President (principal executive
                            officer)



    /s/ Peter V. Tuters
 ------------------------
      Peter V. Tuters       Director                           February 9, 1998

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